FORM OF LOAN DOCUMENTS

PROMISSORY NOTE

$_______________ Dated: _______________, 19_____

           FOR VALUE RECEIVED, the undersigned, Christos M. Cotsakos (the "Borrower"), HEREBY UNCONDITIONALLY PROMISES TO PAY to the order of E*Trade Group, Inc. (the "Lender"), the principal sum of ____________________ DOLLARS ($_________), on ____________________.

           The Borrower further promises to pay interest on the outstanding principal amount of this Promissory Note from the date hereof until maturity, in arrears, on _______________, 19_____, at a rate per annum equal at all times to 7%. In the event that any amount of principal or interest, or any other amount payable hereunder, is not paid in full when due (whether at stated maturity, by acceleration or otherwise), the Borrower agrees to pay interest on such unpaid principal or other amount, from the date such amount becomes due until the date such amount is paid in full, payable on demand, at a rate per annum equal at all times to 9%. All computations of interest shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

           All payments hereunder shall be made in lawful money of the United States of America, to the Lender, at such place or to such account as the Lender from time to time shall designate in a written notice to the Borrower.

           Whenever any payment hereunder shall be stated to be due, or whenever any interest payment date or any other date specified hereunder would otherwise occur, on a day other than a Business Day (as defined below), then such payment shall be made, and such interest payment date or other date shall occur, on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest hereunder. As used herein, "Business Day" means a day (i) other than Saturday or Sunday, and (ii) on which commercial banks are open for business in San Francisco, California.

           Anything herein to the contrary notwithstanding, if during any period for which interest is computed hereunder, the amount of interest computed on the basis provided for in this Promissory Note, together with all fees, charges and other payments which are treated as interest under applicable law, as provided for herein or in any other document executed in connection herewith, would exceed the amount of such interest computed on the basis of the Highest Lawful Rate, the Borrower shall not be obligated to pay, and the Lender shall not be entitled to charge, collect, receive, reserve or take, interest in excess of the Highest Lawful Rate, and during any such period the interest payable hereunder shall be computed on the basis of the Highest Lawful Rate. As used herein, "Highest Lawful Rate" means the maximum non-usurious rate of interest, as in effect from time to time, which may be charged, contracted for, reserved, received or collected by the Lender in connection with this Promissory Note under applicable law.

           The Borrower may prepay the outstanding amount hereof in whole or in part at any time, without premium or penalty. Together with any such prepayment the Borrower shall pay accrued interest on the amount prepaid. Any partial prepayment shall be applied to the
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installments of principal hereof in reverse order of maturity.

           So long as any amount payable by the Borrower hereunder shall remain unpaid, the Borrower will furnish to the Lender from time to time such information respecting the Borrower's financial condition and the Collateral (as defined below) as the Lender may from time to time reasonably request.

           The Borrower represents and warrants to the Lender that this Promissory Note does not contravene any contractual or judicial restriction binding on or affecting the Borrower and that this Promissory Note is the legal, valid and binding obligation of the Borrower enforceable against him in accordance with its terms.

           The Borrower agrees to notify the Lender of the incurrence of any other indebtedness secured by the Collateral prior to the incurrence thereof and to certify in writing to the Lender, at the end of each annual period occurring after the date hereof, that it has maintained, in full force and effect, without material modification, all insurance policies required to be delivered to the Lender under the Deed of Trust (as defined below).

           The occurrence of any of the following shall constitute an "Event of Default" under this Promissory Note:

           i) the failure to make any payment of principal, interest or any other amount payable hereunder when due under this Promissory Note or the breach of any other condition or obligation under this Promissory Note;

           ii) the breach of any representation or covenant under the Pledge Agreement (as defined below) or Deed of Trust;

           iii) the filing of a petition by or against the Borrower under any provision of the Bankruptcy Reform Act, Title 11 of the United States Code, as amended or recodified from time to time, or under any similar law relating to bankruptcy, insolvency or other relief for debtors; or appointment of a receiver, trustee, custodian or liquidator of or for all or any part of the assets or property of the Borrower; or the insolvency of the Borrower; or the making of a general assignment for the benefit of creditors by the Borrower;

           iv)    the Borrower's death or incapacity;

           v) any of the documents relating to the Collateral after delivery thereof shall for any reason be revoked or invalidated, or other-wise cease to be in full force and effect, or the Borrower or any other person shall contest in any manner the validity or enforceability thereof, or the Borrower or any other person shall deny that it has any further liability or obligation thereunder; or any of the documents relating to the Collateral for any reason, except to the extent permitted by the terms thereof, shall cease to create a valid and perfected first priority lien in any of the Collateral purported to be covered thereby;

           vi) the failure of the Borrower to maintain at any time Collateral with a fair market value (as determined by the Lender) of at least 140% of the outstanding principal amount of the loan and then unpaid interest hereunder, provided, that the value of the Collateral utilized to satisfy such Collateral maintenance requirement shall be reduced by the amount of all indebtedness owed by Borrower that is secured by such Collateral; or
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           vii)   the incurence by the Borrower of any other indebtedness
secured by the Collateral which has not been consented to by the Lender.

           Upon the occurrence of any Event of Default, the Lender, at its option, may i) by notice to the Borrower, declare the unpaid principal amount of this Promissory Note, all interest accrued and unpaid hereon and all other amounts payable hereunder to be immediately due and payable, whereupon the unpaid principal amount of this Promissory Note, all such interest and all such other amounts shall become immediately due and payable, without presentment, demand, protest or further notice of any kind, provided that if an event described in paragraph (iii) above shall occur, the result which would otherwise occur only upon giving of notice by the Lender to the Borrower as specified above shall occur automatically, without the giving of any such notice; and (ii) whether or not the actions referred to in clause
(i) have been taken, exercise any or all of the Lender's rights and remedies under the Pledge Agreement and Deed of Trust and proceed to enforce all other rights and remedies available to the Lender under applicable law.

           The Borrower agrees to pay on demand all the losses, costs, and expenses (including, without limitation, attorneys' fees and disbursements) which the Lender incurs in connection with enforcement or attempted enforcement of this Promissory Note, or the protection or preservation of the Lender's rights under this Promissory Note, whether by judicial proceedings or otherwise. Such costs and expenses include, without limitation, those incurred in connection with any workout or refinancing, or any bankruptcy, insolvency, liquidation or similar proceedings.

           The Borrower hereby waives diligence, demand, presentment, protest or further notice of any kind. The Borrower agrees to make all payments under this Promissory Note without setoff or deduction and regardless of any counterclaim or defense.

           No single or partial exercise of any power under this Promissory Note shall preclude any other or further exercise of such power or exercise of any other power. No delay or omission on the part of the Lender in exercising any right under this Promissory Note shall operate as a waiver of such right or any other right hereunder.
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           This Promissory Note shall be binding on the Borrower and his successors, assigns, personal representatives, heirs, and legatees, and shall be binding upon and inure to the benefit of the Lender, any future holder of this Promissory Note and their respective successors and assigns. The Borrower may not assign or transfer this Promissory Note or any of his obligations hereunder without the Lender's prior written consent.

           This Promissory Note is secured by certain collateral (the "Collateral") more specifically described in the Pledge Agreement of even date herewith between the Borrower and the Lender (the "Pledge Agreement") and the Deed of Trust with Assignment of Rents of even date herewith by the Borrower in favor of the Lender (the "Deed of Trust").

           THIS PROMISSORY NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH CALIFORNIA LAW.

___________________________________
Christos M. Cotsakos

Address:

___________________________________
___________________________________
___________________________________

Acknowledged and Agreed:

___________________________________
Hannah B. Cotsakos

PLEDGE AGREEMENT

In order to secure payment of that certain _______________, 19_____, promissory note (the "Note") payable by the undersigned to the order of E*Trade Group, Inc. ("the Company"), the undersigned hereby grants the Company a security interest in, and assigns, transfers to and pledges with the Company, the following securities and other property:

(i) options to purchase __________ shares of the common stock ("Common Stock") of the Company (the "Common Stock Options") owned and held by the undersigned as described further on Schedule A;

(ii) any and all new, additional or different securities or other property subsequently distributed with respect to the Common Stock Options and Common Stock identified in subparagraph (i) that are to be delivered to and deposited with the Company pursuant to the requirements of paragraph 3 of this agreement;

(iii) any and all other property and money that is delivered to or comes into the possession of the Company pursuant to the terms and provisions of this agreement; and

(iv) the proceeds of any sale, exchange or disposition of the property and securities described in subparagraphs (i), (ii) or (iii) above.

            All securities, property and money so assigned, transferred to and pledged with the Company shall be herein referred to as the "Collateral" and shall be accompanied, if such Collateral is Common Stock or similar securities, by one or more stock power assignments properly endorsed by the undersigned. The Company shall hold the Collateral in accordance with the following terms and provisions:

            1. No Liens. The undersigned hereby warrants that the undersigned is the owner of the Collateral and has the right to pledge the Collateral and that the Collateral is free from all liens, adverse claims and other security interests (other than those created hereby).

            2. Rights and Powers. The Company may, without obligation to do so, exercise at any time and from time to time one or more of the following rights and powers with respect to any or all of the Collateral:

            (a) accept in its discretion other property of the undersigned in exchange for all or part of the Collateral and release Collateral to the undersigned to the extent necessary to effect such exchange, and in such event the money, property or securities received in the exchange shall be held by the Company as substitute security for the Note and all other indebtedness secured hereunder;

            (b) perform such acts as are necessary to preserve and protect the Collateral and the rights, powers and remedies granted with respect to such Collateral by this agreement; and

            (c) transfer record ownership of the Collateral to the Company or its nominee
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and receive, endorse and give receipt for, or collect by legal proceedings or otherwise, dividends or other distributions made or paid with respect to the Collateral, provided and only if there exists at the time an outstanding event of default under paragraph 7 of this agreement.

            Any action by the Company pursuant to the provisions of this paragraph 2 may be taken without notice to the undersigned. Expenses reasonably incurred in connection with such action shall be payable by the undersigned and form part of the indebtedness secured hereunder as provided in paragraph 9.

            So long as there exists no event of default under paragraph 7 of this agreement, the undersigned may exercise all rights to determine when to purchase the Common Stock of the Company subject to the Common Stock Options and all stockholder voting rights, and be entitled to receive any and all cash dividends paid on the Collateral. Accordingly, until such time as an event of default occurs under this agreement, all proxy statements and other stockholder materials pertaining to the Collateral shall be delivered to the undersigned at the address indicated below.

            Any cash sums that the Company may receive in the exercise of its rights and powers under paragraph 2(c) above shall be applied to the payment of the Note and any other indebtedness secured hereunder, in such order of application as the Company deems appropriate. Any remaining cash shall be paid over to the undersigned.

            3. Duty to Deliver. Any new, additional or different securities that may now or hereafter become distributable with respect to the Collateral by reason of (i) any stock dividend, stock split or reclassification of the capital stock of the Company or (ii) any merger, consolidation or other reorganization affecting the capital structure of the Company shall, upon receipt by the undersigned, be promptly delivered to and deposited with the Company as part of the Collateral hereunder. Such securities shall be accompanied by one or more properly-endorsed stock power assignments as required by the Company.

            4. Care of Collateral. The Company shall exercise reasonable care in the custody and preservation of the Collateral, but shall have no obligation to initiate any action with respect to, or otherwise inform the undersigned of, any conversion, call, exchange right, preemptive right, subscription right, purchase offer or other right or privilege relating to or affecting the Collateral. The Company shall have no duty to preserve the rights of the undersigned against adverse claims or to protect the Collateral against the possibility of a decline in market value. The Company shall not be obligated to take any action with respect to the Collateral requested by the undersigned unless the request is made in writing and the Company determines that the requested action will not unreasonably jeopardize the value of the Collateral as security for the Note and other indebtedness secured hereunder.

            The Company may at any time prior to the repayment in full of all indebtedness outstanding under the Note, the Deed of Trust (as defined in the Note), and hereunder, in its sole discretion, release and deliver all or part of the Collateral to the undersigned, and the receipt thereof by the undersigned shall constitute a complete and full acquittance for the Collateral so released and delivered. The Company shall accordingly be discharged from any further liability or responsibility for the Collateral, and the released Collateral shall no longer be subject to the provisions of this agreement.
            5. Payment of Taxes and Other Charges. The undersigned shall pay, prior to the delinquency date, all taxes, liens, assessments and other charges against the Collateral, and in
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the event of the undersigned's failure to do so, the Company may at its election pay any or all of such taxes and charges without contesting the validity or legality thereof. The payments so made shall become part of the indebtedness secured hereunder and until paid shall bear interest at the per annum rate equal to the rate then applicable under the Note.

            6. Transfer of Collateral. In connection with the transfer or assignment of the Note (whether by negotiation, discount or otherwise), the Company may transfer all or any part of the Collateral, and the transferee shall thereupon succeed to all the rights, powers and remedies granted the Company hereunder with respect to the Collateral so transferred. Upon such transfer, the Company shall be fully discharged from all liability and responsibility for the transferred Collateral.

            7. Events of Default. The occurrence of one or more of the following events shall constitute an event of default under this agreement:

            (a) the failure of the undersigned to pay when due under the Note, any installment of principal or accrued interest;

            (b) the failure of the undersigned to perform any obligation imposed upon the undersigned by reason of this agreement, the Note or the Deed of Trust; or

            (c) the breach of any warranty of the undersigned contained in this agreement, the Note or the Deed of Trust.

            Upon the occurrence of any such event of default, the Company may, at its election, declare the Note and all other indebtedness secured hereunder to become immediately due and payable and may exercise any or all of the rights and remedies granted to a secured party under the provisions of the California Uniform Commercial Code (as now or hereafter in effect), including (without limitation) the power to dispose of the Collateral by public or private sale or to accept the Collateral in full payment of the Note and all other indebtedness secured hereunder.

            Any proceeds realized from the disposition of the Collateral pursuant to the foregoing power of sale shall be applied first to the payment of expenses incurred by the Company in connection with such disposition, then to the payment of the Note and finally to any other indebtedness secured hereunder. Any surplus proceeds shall be paid over to the undersigned.

            8. Other Remedies. The rights, powers and remedies granted to the Company pursuant to the provisions of this agreement shall be in addition to all rights, powers and remedies granted to the Company under any statute or rule of law. Any forbearance, failure or delay by the Company in exercising any right, power or remedy under this agreement shall not be deemed to be a waiver of such right, power or remedy. Any single or partial exercise of any right, power or remedy under this agreement shall not preclude the further exercise thereof, and every right, power and remedy of the Company under this agreement shall continue in full force and effect unless such right, power or remedy is specifically waived by an instrument executed by the Company.

            9. Costs and Expenses. All costs and expenses (including reasonable attorneys fees) incurred by the Company in the exercise or enforcement of any right, power or remedy granted it under this agreement shall become part of the indebtedness secured hereunder and shall constitute a personal liability of the undersigned payable immediately upon demand and bearing interest until paid at the per annum rate equal to the rate then applicable under the Note.

            10. Applicable Law. This agreement shall be governed by and construed in accordance with the laws of the State of California and shall be binding upon the executors, administrators, heirs and assigns of the undersigned.

            11. Severability. If any provision of this agreement is held to be invalid under applicable law, then such provision shall be ineffective only to the extent of such invalidity, and neither the remainder of such provision nor any other provisions of this agreement shall be affected thereby.

            IN WITNESS WHEREOF, this agreement has been executed by the undersigned on this _____ day of _______________, 19_____.


By:   ____________________
      Christos M. Cotsakos

Address:

Agreed to and Accepted by:

E*TRADE GROUP, INC.

By:   ____________________

Dated: _______________, 19_____

Agreed to and Accepted by:

Hannah B. Cotsakos as a
co-pledgor and to the fullest
extent of her marital interest

By:   ____________________
     Hannah B. Cotsakos